UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest event reported): January 12, 2006


                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)


        Ohio                        0-26876                    31-1010517
(State or jurisdiction    (Commission or file number)        (IRS Employer
  of incorporation)                                       identification number)


                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)


                                 (740) 286-3283
                (Registrant's phone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

           The information in this report Item 2.02, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


Item 1.01         Entry Into a Material Definitive Agreement.

         On January 17, 2006, the Governance and Compensation Committee of the Board of Directors (the "Compensation Committee") of Oak Hill Financial, Inc. (the "Company") approved the 2006 Executive Incentive Plan (the "Plan"). Under the terms of the Plan, the Company's executive officers, and certain non-executive officers, are eligible to receive cash incentives based upon the achievement of financial objectives established by the Compensation Committee. The Compensation Committee has determined that the cash incentives under the Plan will be based upon a targeted increase in Net Operating Income of the Company. For this purpose, the calculation of Net Operating Income excludes non-operating gains and losses and all securities gains and losses. The Compensation Committee also approved, based on specified levels of Net Operating Income, the following thresholds and target payments for the following executive officers:

Executive Officer                                     Cash Incentive Payout
-----------------                                     ---------------------
                                                   Threshold             Target
                                                   ---------             ------
                                                (95% of Target)
Chief Executive Officer                             $2,500              $61,500
(Ralph E. Coffman, Jr.)
President of Oak Hill Banks                         $2,000              $49,200
(Scott J. Hinsch, Jr.)
Executive Vice President & Secretary                $1,600              $39,400
(Ron J. Copher)
Executive Vice President                            $1,600              $39,400
(Miles R. Armentrout)
Executive Vice President                            $1,600              $39,400
(David G. Ratz)
Executive Vice President                            $1,600              $39,400
(D. Bruce Knox)

The Compensation Committee did not establish a maximum payment under the Plan. If the Company's targeted increase in Net Operating Income is realized, the total amount to be paid to the executive officers is $268,300. No payments will be made for performance below the threshold level of Net Operating Income and no payments will be made if the Company's consolidated allowance for loan losses is below a targeted level. In addition, the cash incentive payments under the Plan will be reduced if the non-performing loans of the Company exceed one percent (1%) of total loans.


Item 2.02:        Results of Operations and Financial Condition

On January 12, 2006, Oak Hill Financial, Inc. issued a press release announcing its results of operations and financial condition for the twelve and three months ("fourth quarter") ended December 31, 2005. A copy of the press release is attached as Exhibit 99.


Item 9.01:        Financial Statements and Exhibits

(c)   Exhibits.

      Exhibit No.                            Description
      -----------                            -----------

            99 Press release of Oak Hill Financial, Inc., dated January 12, 2006, announcing the Company's earnings for the fourth quarter ended December 31, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Oak Hill Financial, Inc.

                                                    /s/ Ron J. Copher

Date: January 20, 2006
                                                    Ron J Copher
                                                    Chief Financial Officer,
                                                    Treasurer & Secretary

                                  EXHIBIT INDEX


Exhibit Number                                    Description
--------------                                    -----------

      99 Press release of Oak Hill Financial, Inc., dated January 12, 2006, announcing the Company's earnings for the fourth quarter ended December 31, 2005.